Exhibit 10.2.5

Amendment No. 68 (CA)
SOW:	☐ Yes
☑ No
AMENDMENT NO. 68
TO
CONTRACTOR SERVICES AGREEMENT FOR NPAC/SMS
FOR
CANADIAN SERVICE AREA
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Amendment No. 68 (CA)
SOW:	☐ Yes
☑ No
AMENDMENT NO. 68
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING
ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM FOR
CANADIAN SERVICE AREA
Termination of License Royalty Fee Obligation
1. PARTIES
This Amendment No. 68 (this “Amendment”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the “Master Agreement”) by and between NeuStar, Inc., a Delaware corporation (“Contractor”) and the Canadian LNP Consortium Inc., a corporation incorporated under the laws of Canada (the “Customer”).
2. EFFECTIVENESS
This Amendment shall be effective as of the 22nd day of September, 2008 (the “Amendment Effective Date”) only upon execution of this Amendment by Contractor and Customer. The number in the upper left-hand comer refers to this Amendment. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.
3. TERMINATION OF ROYALTY FEE OBLIGATION
     3.1 Statement of Intent
The Parties have agreed to terminate the Customer’s obligation to pay to Contractor a royalty fee under Exhibit L to the Master Agreement. Therefore, the Parties hereby amend the following provisions of the Master Agreement.
     3.2 Section 9.3 of Master Agreement
          (a) In the first sentence of Section 9.3, the word “royalty-free” is added after the word “non-exclusive”;
          (b) The penultimate sentence in Section 9.3, which reads as follows, is hereby deleted in its entirety:
“A monthly royalty fee, which method of calculation is described in Exhibit L, will be required for the duration of the five year license or until the effective date of termination by Customer.”
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Amendment No. 68 (CA)
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     3.3 Exhibit L to Master Agreement
          (a) The following clause under item (ii) of Paragraph (k) of Exhibit L is hereby deleted in its entirety:
“, as well as any fee or royalty-related records requested by Contractor in connection with a final royalty audit;”
          (b) As a result of the deletion of item (ii) in Paragraph (k), item (iii) in Paragraph (k) of Exhibit L is hereby renumbered as item (ii).
          (c) Paragraphs (m) through (o) of Exhibit L are hereby deleted in their entirety.
     3.4 Article 32 of Master Agreement
Article 32 of the Master Agreement, as introduced by Article 8 of the Canadian NPAC/SMS Contractor Services Agreement Amending Agreement, dated October 28, 2005, is hereby deleted in its entirety and replaced with the following:
“ARTICLE 32 — REVISION TO ADDITIONAL TERMS AND CONDITIONS OF SOFTWARE LICENSE
The Agreement is hereby amended to reflect the following agreements between the Contractor and Customer, recognizing that the same are broadly drafted and that the expression of these terms, conditions and covenants in the Contractor Services Agreement will require further specific and detailed provisions:
(a) the license contained in Exhibit L (Additional Terms and Conditions of Software License) of the Agreement shall be amended to reflect the following:
(i)	subject to paragraph (ii) immediately below, the license rights to the Canadian NP AC/SMS Software shall not include the use of functionality not purchased under a Statement of Work with Contractor. After the conclusion of any Extension Period (as defined in Article 24 of the Contractor Services Agreement), Contractor shall have the right to audit Users for compliance with the foregoing;
(ii)	the license to the Canadian NP AC/SMS Software under Article 9 of the Agreement shall, for greater certainty, include: (A) any Maintenance Modifications created by Contractor during an Extension Period; (B) any Enhancements that are subject to
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Amendment No. 68 (CA)
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continuing obligations under a Statement of Work; (C) any Enhancements not subject to a continuing obligation under a Statement of Work that contain modifications or revisions to the NPAC/SMS Software to correct defects or are necessary for the day to day functionality of the NPAC/SMS, when such modifications or revisions were not otherwise made available to the Customer in a Maintenance Modification or other Enhancement; and (D) Enhancements for which the payments have been completed.”
4. APPLICABLE DOCUMENTS
The following internal documents are applicable to the Additional Services contemplated under this Amendment:

N/A	Functional Requirements Specifications

N/A	Requirements Traceability Matrix

N/A	External Design

N/A	System Design

N/A	Detailed Design

N/A	Integration Test Plan

N/A	System Test Plan

N/A	Software Quality Assurance Program Report

N/A	User Documentation

N/A	Software Configuration Management Plan

N/A	Standards and Metrics

5. IMPACTS ON MASTER AGREEMENT
The following portions of the Master Agreement are impacted by this Amendment:

☑	Master Agreement

None	Exhibit B Functional Requirements Specification

None	Exhibit C Interoperable Interface Specification

None	Exhibit E Pricing Schedules

None	Exhibit F Project Plan and Test Schedule

None	Exhibit G Service Level Requirements

None	Exhibit H Reporting and Monitoring Requirements

None	Exhibit I Key Personnel

None	Exhibit J User Agreement Form

None	Exhibit K External Design

☑	Exhibit L Additional Terms and Conditions of Software License

None	Exhibit M Software Escrow Agreement

None	Exhibit O Statement of Work Cost Principles

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Amendment No. 68 (CA)
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6. MISCELLANEOUS
     6.1 Counterparts
This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
     6.2 Continuation of Master Agreement and User Agreement
Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this Amendment. From and after the Amendment Effective Date, this Amendment shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.
     6.3 Entire Agreement
This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.
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Amendment No. 68 (CA)
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☑ No
IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment No. 68(CA):

CONTRACTOR: NeuStar, Inc.
Signature:	/s/ Michael O’Connor
	Name:	MICHAEL O’CONNOR
	Title:	VP-CUSTOMER RELATIONS NSR

CUSTOMER: Canadian LNP Consortium Inc.
Signature:	/s/ JACQUES SARRAZIN
	Name:	JR SARRAZIN
	Title:	PRESIDENT

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